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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 20, 1999 relating to the financial statements of NexCen Technologies, Inc., which appears in the Registration Statement on Form S-1 of eLoyalty Corporation dated February 8, 2000.



PricewaterhouseCoopers LLP

Boston, Massachusetts
February 9, 2000